QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

GFI GROUP INC.

2002 STOCK OPTION PLAN

Effective as of June 4, 2002

GFI GROUP INC.
2002 STOCK OPTION PLAN

INTRODUCTION

        GFI GROUP Inc. a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "GFI GROUP INC. 2002 Stock Option Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options and Incentive Stock Options.

        The Plan shall become effective on June 4, 2002.

        The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Optionees to those of the Corporation's stockholders by providing Optionees with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Optionees upon whose judgment, interest and special effort the successful conduct of its and its Subsidiaries' operations is largely dependent.

I
DEFINITIONS

        For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

        (a)    "Affiliate" shall mean any corporation or other entity, other than a Parent or Subsidiary of the Corporation, that is classified by the Board of Directors as an "Affiliate."

        (b)    "Award Agreement" shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which an Option is granted.

        (c)    "Board of Directors" shall mean the Board of Directors of the Corporation.

        (d)    "Change of Control" shall mean a transaction in which any person (including any individual, firm, partnership or other entity) together with all "Affiliates" and "Associates" (as defined for purposes of this subsection (d) under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any Subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, an Optionee together with all Affiliates and Associates of the Optionee) who is not a stockholder or an Affiliate or an Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing forty percent (40%) or more of the combined voting power of the Corporation's then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Option(s) held by the Optionee who, together with his or her Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the 40% of securities set forth in this subsection. Notwithstanding the above, a Change of Control of the Corporation will not include any acquisition of any securities of the Corporation pursuant to a private placement of the Corporation's equity securities prior to the date, if any, on which any class of the Corporation's equity securities become readily tradable on a recognized national securities exchange.

        (e)    "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

        (f)    "Committee" shall mean the Board of Directors or any committee of two or more persons designated from time to time by the Board of Directors in its sole discretion (subject to the provisions of Section II hereof) to perform the functions of the Committee hereunder.

        (g)    "Common Stock" shall mean the Class B common stock, par value $.01 per share, of the Corporation as authorized from time to time or any security of the Corporation issued by the Corporation in substitution or exchange therefore.

        (h)    "Consultant" shall mean an individual who is in a Consulting Relationship with the Corporation or any Parent, Subsidiary or Affiliate.

        (i)    "Consulting Relationship" shall mean the relationship that exists between an individual and the Corporation or any Parent, Subsidiary or Affiliate if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Parent, Subsidiary or Affiliate.

        (j)    "Corporation" shall mean GFI Group Inc., a Delaware corporation.

        (k)    "Disability" shall have the same meaning as the term "permanent and total disability" under Section 22(e)(3) of the Code.

        (l)    "Employee" shall mean an employee of the Corporation or of any Parent, Subsidiary or Affiliate, and to the extent provided in Section IV, directors of the Corporation or of any Parent, Subsidiary or Affiliate.

        (m)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

        (n)    "Fair Market Value" shall mean the fair market value of the Corporation's Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate.

        (o)    "Good Cause" shall, with respect to any Optionee, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Optionee and the Corporation or any Parent, Subsidiary or Affiliate or, in the absence of any such agreement, such term shall mean (i) the Optionee's continuing misconduct or willful misconduct or gross negligence in the performance of his or her duties for the Corporation or for any Parent, Subsidiary or Affiliate after service of a thirty (30) day prior written notice (the "Thirty-Day Notice") of such misconduct or negligence, (ii) the Optionee's intentional or habitual neglect of his or her duties for the Corporation or for any Parent, Subsidiary or Affiliate after service of a Thirty-Day Notice of such neglect, (iii) the Optionee's theft or misappropriation of funds or other property of the Corporation or of any Parent, Subsidiary or Affiliate, (iv) the Optionee's fraud, criminal misconduct, breach of fiduciary duty or dishonesty in the performance of his or her duties on behalf of the Corporation or any Parent, Subsidiary or Affiliate or conviction of a felony, or crime of moral turpitude or any other conduct reflecting adversely upon the Corporation or any Parent, Subsidiary or Affiliate, (v) the Optionee's violation of any restrictive covenant, including but not limited to, a covenant not to compete, not to solicit employees, customers or suppliers of goods or services to the Corporation, or not to disclose confidential information with respect to the Corporation or any Parent, Subsidiary or Affiliate (including, but not limited to, any such covenant included in an Award Agreement, (vi) the Optionee's termination of employment with the Corporation, or any Parent, Subsidiary or Affiliate without the written consent of such employer or (vii) the Optionee's direct or indirect breach of any agreement with the Corporation or any Parent, Subsidiary or Affiliate, including but not limited to, the terms of a confidentiality agreement, or consulting contract.

        (p)    "Good Reason" shall, with respect to any Optionee, have the equivalent meaning set forth in any employment agreement between the Optionee and the Corporation or any Parent, Subsidiary or

Affiliate or, in the absence of any defined meaning in any such agreement, the meaning, if any, that may be set forth in the applicable Option granted to such Optionee.

        (q)    "Incentive Stock Option" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

        (r)    "Non-Qualified Stock Option" shall mean a stock option which does not satisfy the requirements for, or which is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

        (s)    "Non-Employee Directors" shall mean "non-employee directors" as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act.

        (t)    "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section V hereof.

        (u)    "Optionee" shall mean an individual who is granted an Option under the terms of the Plan.

        (v)    "Outside Directors" shall mean members of the Board of Directors of the Corporation who are classified as "outside directors" under Section 162(m) of the Code and the regulations promulgated thereunder.

        (w)    "Parent" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

        (x)    "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        (y)    "Subsidiary" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

        (z)    "Termination of Consulting Relationship" shall mean the cessation, abridgment or termination of a Consultant's Consulting Relationship with the Corporation or any Parent, Subsidiary or Affiliate as a result of (i) the Consultant's death or Disability, (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Parent, Subsidiary or Affiliate) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation and the Consultant, the Consultant's termination of service with, or the Corporation's sale of all or substantially all of its equity interest in, the entity which has entered into the written consulting contract with the Consultant.

II
ADMINISTRATION

        The Plan shall be administered by the Committee, which shall be composed of the entire Board of Directors or of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) promulgated under the Exchange Act (to the extent Section 16 of the Exchange Act is applicable to Options granted hereunder) and who also qualify as Outside Directors (but only with respect to the period during which Options granted hereunder are subject to the deduction limitations of Section 162(m) of the Code). The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation and administration of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation and administration of the Plan including, without limitation, (a) selecting the Plan's Optionees, (b) awarding Options in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Options as the Committee shall deem appropriate (including, but not limited to, accelerating the exercisability of any outstanding Options), and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement and/or any other applicable agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe. The Committee's determinations under the Plan need not be uniform and may be made selectively among Optionees, whether or not such Optionees are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or implementation of the Plan shall be final, conclusive and binding upon all Optionees and any person(s) claiming under or through any Optionees. The Corporation shall effect the awarding of Options under the Plan, in accordance with the determinations made by the Committee by execution of written agreements and/or other instruments in such form as is approved by the Committee.

III
SHARES AVAILABLE

        Subject to the adjustments provided in Section VI of the Plan, the aggregate number of shares of Common Stock which may be granted for all purposes under the Plan shall be twenty-five (25) million shares. Shares of Common Stock underlying awards of securities (derivative or not) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Option to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. Common Stock granted to satisfy Options under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

IV
ELIGIBILITY

        Employees, Consultants, and directors of the Corporation or of any Parent, Subsidiary or Affiliate, shall be eligible to participate in the Plan. Where appropriate under the Plan, directors who are not employees shall be referred to as "Employees" and their service as directors as "employment."

V
STOCK OPTIONS

        The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to Employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired. The maximum number of shares of Common Stock subject to Options which may be granted to any single Optionee during any calendar year is five (5) million shares. Such maximum number of shares will be subject to adjustment in accordance with the provisions of Section VI of the Plan. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

        (a)    Exercise Price.    The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent, Subsidiary or Affiliate which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent, Subsidiary or Affiliate, (a

"Ten Percent Stockholder") the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of such Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VI of the Plan.

        (b)    Payment of Exercise Price.    The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised in accordance with any procedures established by the Committee. Such price shall be payable (i) by payment in cash, certified check, bank draft or money order payable to the order of the Corporation, (ii) by delivery of that number of shares of Common Stock already owned by the Optionee for at least six (6) months, having a Fair Market Value equal to the Option exercise price for the portion exercised, or (iii) by any other method established by the Committee in its sole discretion.

        (c)    Exercisability of Options.    Except as provided in any Award Agreement, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions and/or limitations on exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued, such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. Notwithstanding the above, no Option granted under this Plan may be exercised prior to the consummation of an initial public offering of any class of the Corporation's equity securities.

        (d)    Expiration of Options.    No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted. In the event that an Optionee violates the terms of any restrictive covenant, including but not limited to, a covenant not to compete, not to solicit employees, customers or suppliers of goods or services to the Corporation or any Parent, Subsidiary or Affiliate or not to disclose confidential information with respect to the Corporation or any Parent, Subsidiary or Affiliate, then immediately upon such violation, the Committee in its sole discretion may cancel any or all of such Optionee's Options.

        (e)    Maximum Amount of Incentive Stock Options.    Each Option under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option plus (ii) the Fair Market Values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to Incentive Stock Options granted to an Optionee by the Corporation, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

        (f)    Dividend Equivalents for Outstanding Options.    The Committee may, in any Award Agreement, provide for the grant of dividend equivalents in connection with Common Stock subject to the Option granted thereunder.

        (g)    Reload Options.

            (i)  Concurrently with the award of an Option (for purposes of this subsection (h), the "Primary Option") to an Optionee, the Committee may, in its sole discretion, authorize the award of an additional Option or Options (hereinafter referred to as "Reload Options") to such Optionee providing for the purchase of shares of Common Stock in an amount equal to the sum of:

            (A)  the number of shares of Common Stock, if any, used to exercise the Primary Option; and

            (B)  to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement related to the exercise of the Primary Option.

For purposes of this subsection (h), upon its exercise, a Reload Option shall be treated as a Primary Option.

          (ii)   The grant of a Reload Option will become effective upon the exercise of the Primary Option. At the discretion of the Committee, a Reload Option may be an Incentive Stock Option.

          (iii)  To the extent that the exercise of any Primary Option will result in the award of a Reload Option, the Award Agreement under which such Primary Option is granted must provide that the exercise of such Primary Option will result in the award of a related Reload Option, which will be evidenced under a separate Award Agreement. The terms of such Award Agreement shall provide, among other items, that (A) the exercise price per share of Common Stock available for purchase under the Reload Option shall be no less than 100% of the Fair Market Value of such Common Stock on the date the Reload Option is granted and (B) the term of the Reload Option shall not extend beyond the remaining term of the Primary Option.

          (iv)  Notwithstanding the terms of (i), (ii) or (iii) above, no Reload Option will be granted pursuant to the exercise of a Primary Option if such exercise occurs after the termination of the Optionee's employment with the Corporation or with any Parent, Subsidiary or Affiliate.

VI
ADJUSTMENT OF SHARES; MERGER OR
CONSOLIDATION, ETC. OF THE CORPORATION

        (a)    No Corporate Action Restriction.    The existence of the Plan, any Award Agreement and/or the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board of Directors or the stockholders of the Corporation to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Corporation's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No Optionee, beneficiary or any other person shall have any claim against any member of the Board of Directors or the Committee, the Corporation or any Subsidiary, or any Employees, officers, stockholders or agents of the Corporation or any Subsidiary, as a result of any such action.

        (b)    Changes in Capital Structure.    Options granted under the Plan and any agreements evidencing such Options, the maximum number of shares of Common Stock subject to all Options as stated in Section III and the maximum number of shares of Common Stock subject to Options which may be granted to any single Optionee during any calendar year as stated in Section V shall be subject to adjustment or substitution, as determined by the Board of Directors in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Options or as otherwise determined by the Board of Directors to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Corporation by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, a Change of Control or other relevant changes in capitalization occurring after the date of grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for Optionees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. The Corporation shall give each Optionee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

        Notwithstanding the above, in the event of any of the following:

          A.    The Corporation is merged or consolidated with another corporation or entity;

          B.    All or substantially all of the assets of the Corporation are acquired by another person;

          C.    A Change of Control;

          D.    The reorganization or liquidation of the Corporation; or

          E.    The Corporation enters into a written agreement to undergo an event described in clauses A through D above;

then the Board of Directors may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Options and cause the holders thereof to be paid, in cash or stock (including any stock of a successor or acquirer), or any combination thereof, the value of such Options as determined by the Board of Directors, based upon the excess of the value of a share of Common Stock over the exercise price per share of Common Stock.

        (c)    Change of Control.    Following an initial public offering of any of the Corporation's equity securities, in the event of a Change of Control, any outstanding Options then held by Optionees which are unexercisable or otherwise unvested, shall automatically be deemed exercisable or otherwise vested, as the case may be, as of immediately prior to such Change of Control.

VII
MISCELLANEOUS PROVISIONS

        (a)    Administrative Procedures.    The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

        (b)    Non-transferability.    Unless otherwise provided in the Optionee's Award Agreement, no Option under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by an Optionee or any beneficiary(ies) of any Optionee, except by testamentary disposition by the Optionee or pursuant to the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Optionee's debts, judgments, alimony, or separate maintenance. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

        (c)    Investment Representation.    With respect to shares of Common Stock received pursuant to the exercise of an Option, the Committee may require, as a condition of receiving such securities, that the Optionee furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence of an effective registration statement under the Securities Act, to deliver such securities in compliance with the provisions of the Securities Act.

        (d)    Tax Withholding.    The Corporation shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Option, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. In addition, the Corporation shall have the right to require payment from a Optionee to cover any applicable withholding or other employment taxes due upon the exercise of an Option.

        (e)    Costs and Expenses.    The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any individual receiving an Option.

        (f)    Funding of Plan.    The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Option under the Plan. Neither the Optionees nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Option, except to the extent expressly provided hereunder.

        (g)    Other Incentive Plans.    The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for Employees.

        (h)    Plurals and Gender.    Where appearing in the Plan, the masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

        (i)    Headings.    The headings and sub-headings in the Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

        (j)    Severability.    In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

        (k)    Liability and Indemnification.

          (i)    Neither the Corporation nor any Parent, Subsidiary or Affiliate shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Parent, Subsidiary or Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Parent, Subsidiary or Affiliate relied in good faith upon the action of such agent or the advice of such counsel.

          (ii)   Neither the Corporation, any Parent, Subsidiary or Affiliate, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

        (l)    Incapacity.    If the Committee shall receive evidence satisfactory to it that a person entitled to exercise any Option is, at the time when such Option becomes exercisable, a minor, or is physically or mentally incompetent to receive such Option and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may permit such Option to be exercised by such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the exercise of such Option.

        (m)    Cooperation of Parties.    All parties to the Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

        (n)    Governing Law; Venue.    All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York, without regard to its principles of conflicts of law. Furthermore, in the event any action is brought by any individual with respect to a claim or claims under this Plan, the venue for such action shall be the courts of the State of New York located within the County of New York; provided, however if the federal courts have subject matter jurisdiction, any action shall be commenced and maintained in the federal court located in the Southern District of the State of New York. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with subsection (p) of this Article VII. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. Should the party so served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount as demanded in any summons, complaint or other process so served.

        (o)    No Guarantee of Employment or Consulting Relationship.    Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Parent, Subsidiary or Affiliate), and any Employee or Optionee, as a right of any Employee or Optionee to be continued in the employment of (or in a Consulting Relationship with) the Corporation (or any Parent, Subsidiary or Affiliate), or as a limitation on the right of the Corporation or any Parent, Subsidiary or Affiliate to discharge any of its Employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

        (p)    Notices.    Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at 100 Wall Street, New York, New York 10005, Attn: General Counsel. All notices to Optionees, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.

        (q)    Written Agreements.    Each Option shall be evidenced by a signed, written Award Agreement between the Corporation and the Optionee containing the terms and conditions of the Option grant.

VIII
AMENDMENT OR TERMINATION OF PLAN

        The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall increase the total number of shares of the Common Stock of the Corporation which may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. Furthermore, no amendment to the Plan may, without stockholder approval, change (i) the maximum amount of shares of Common Stock that may be granted under the Plan or (ii) that maximum number of shares of Common Stock subject to Options that any Optionee may receive in a calendar year. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as "incentive stock options" within the meaning of Section 422 of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall materially and adversely affect any Optionee's Options previously granted under the Plan without the consent of the holders of Options covering a majority of the shares subject to outstanding Options.

IX
TERM OF PLAN

        The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Options may be granted under the Plan subsequent to the termination of the Plan.

OPTION NO. 00-ISO-[            ]

GFI Group Inc.

2002 Stock Option Plan

INCENTIVE STOCK OPTION

Granted To

[                        ]

Number of Shares: [ ]	Price per Share: $
Date Granted: [ ], 200	Expiration Date: [ ], 200

INCENTIVE STOCK OPTION AGREEMENT

        AGREEMENT made as of this [    ] day of [            ], 200            (the "Date of Grant") between GFI Group Inc., a Delaware corporation (hereinafter referred to as the "Company"), and [    ], residing at [    ] (hereinafter referred to as the "Employee").

W I T N E S S E T H:

        WHEREAS, the Company desires, in connection with the employment of the Employee and in accordance with its 2002 Stock Option Plan (the "Plan"), to provide the Employee with an opportunity to acquire Class B Common Stock, par value $0.01 per share (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his or her proprietary interest in the continued progress and success of the business of the Company;

        NOW, THEREFORE, in consideration of the promises and the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

        1.    Incorporation By Reference; Plan Document Receipt.    This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the grant of the option hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto under the Plan. The Employee hereby acknowledges receipt of a true copy of the Plan and that the Employee has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

        2.    Confirmation of Grant of Option.    Pursuant to a determination by the Committee, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Employee as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of [    ] shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the "Shares"). The Option is intended to qualify as an incentive stock option pursuant to Section 422 of the Code, and such qualification is subject to appropriate shareholder approval of the Plan in accordance with the requirements of Section 422 of the Code, and the regulations promulgated thereunder. In the event that appropriate shareholder approval of the Plan is not obtained within twelve (12) months of the date the plan is adopted, the Option will not qualify as an Incentive Stock Option, but instead will be treated as an Non-Qualified Stock Option.

        3.    Purchase Price.    The purchase price of Shares covered by the Option will be the amount per share set forth in column 1 of Schedule A hereto, being not less than the percentage of the Fair Market Value of one share of Common Stock on the Date of Grant set forth in column 2 of Schedule A hereto, subject to adjustment as provided in the Plan.

        4.    Exercise of Option.    The Option shall be exercisable on the terms and conditions hereinafter set forth:

          (a)   The Option shall vest and become exercisable cumulatively on the dates indicated in column 3 of Schedule A hereto; provided, the Employee is on each such date employed by or performing services for the Company.

          (b)   The Option may be exercised pursuant to the provisions of this Section 4, by notice and payment to the Company as provided in Sections 10 and 14 hereof.

          (c)   Notwithstanding the above, the Option may not be exercised prior to the consummation of an initial public offering of any class of the Company's equity securities.

        5.    Term of Option.    The term of the Option shall commence on the Date of Grant and shall continue for the period of years specified in column 4 of Schedule A hereto, subject to earlier termination or cancellation as provided in the Plan or this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the date specified in column 5 of Schedule A hereto.

        6.    Non-transferability of Option.    The Option, and any rights or interests therein, shall not be sold, exchanged, transferred or assigned or otherwise disposed of in any way at any time by the Employee (or any beneficiary(ies) of the Employee), other than by testamentary disposition by the Employee or the laws of descent and distribution. The Option shall not be pledged, encumbered or otherwise hypothecated in any way at any time by the Employee (or any beneficiary(ies) of the Employee) and shall not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, pledge, transfer assign, encumber or otherwise dispose of or hypothecate the Option, or the levy of any execution, attachment or similar legal process upon the Option contrary to the terms of this Agreement and/or the Plan shall be null and void and without legal force or effect.

        7.    Exercise Upon Cessation of Employment.    (a) If the Employee ceases to be employed by the Company or any Parent or Subsidiary (i) by reason of his or her discharge for Good Cause, (ii) by reason of his or her discharge as a result of the Employee's violation of any provision of Section 21 of this Agreement (or any other restrictive covenant by which the Employee is bound), or (iii) due to his or her voluntary termination of employment without the written consent of the Committee, then upon such cessation of employment, the Option, whether vested or unvested, shall terminate immediately and the Employee shall forfeit all rights hereunder. If the Employee at any time violates any provision of Section 21 of this Agreement and does not cease to be employed by the Company or any Parent or Subsidiary as a result of such violation, then upon such violation, the Option, whether vested or unvested, shall terminate immediately and the Employee shall forfeit all rights hereunder; provided, however, that the Company shall have the right, in its sole discretion, to elect not to terminate the Option in whole or in part. If, however, the Employee ceases to be employed the Company or by any Parent or Subsidiary for any other reason (other than Disability or death), then the unvested portion of the Option shall be cancelled on the date of such cessation of employment and the vested portion of the Option shall continue to be exercisable by the Employee at any time within the period specified in column 6 of Schedule A hereto after such cessation of employment, at the end of which period the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 5 hereof.

          (b)   The Option shall not be affected by any change of duties or position of the Employee so long as the Employee continues to be an a full-time Employee (as defined by the Plan) of the Company or of any Parent or Subsidiary. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his or her employment by the Company or any Parent or Subsidiary for the purposes of this Agreement, but only if and so long as the employing corporation consents in writing thereto.

        8.    Exercise Upon Death or Disability.    (a) In the event that the Employee ceases to be Employed by the Company or by any Parent or Subsidiary due to the Employee's death, the unvested portion of the Option shall be cancelled on such date of death and the vested portion of the Option may be exercised by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within the period specified in column 7 of Schedule A hereto after the date of the Employee's death. In no event, however, may the Option be exercised after the expiration of the term provided in Section 5 hereof.

          (b)   In the event that the Employee ceases to be employed by the Company or by any Parent or Subsidiary due to the Employee's Disability, the unvested portion of the Option shall be cancelled upon such cessation of employment and the vested portion of the Option may be exercised by the Employee within the period specified in column 7 of Schedule A hereto after the date of such termination of employment, at the end of which period, the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the

  Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 5 hereof.

        9.    Registration.    At the time of issuance, the Shares subject hereto and issuable upon the exercise hereof may or may not be registered under the Securities Act of 1933, as amended. The Company may register or qualify the Shares subject to the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

        10.    Method of Exercise of Option.    (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by written notice in the manner set forth in Exhibit A hereto (the "Notice") and upon payment to the Company in accordance with the procedure prescribed herein. Each Notice shall:

              (i)  state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

             (ii)  contain a representation and agreement as to investment intent with respect to such Shares, in a form satisfactory to counsel to the Company;

            (iii)  be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

            (iv)  be accompanied with payment of the full purchase price for the Shares to be purchased pursuant to such exercise of the Option; and

             (v)  be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in New York, New York, then such Notice must be received at such office on or before the last regular business day prior to such date of expiration.

          (b)   The purchase price of any Shares in respect of which the Option is exercised, shall be payable by the Employee and shall accompany the Notice. Such purchase price shall be payable (i) by payment in cash, certified check, bank draft or money order payable to the order of the Company, (ii) if acceptable to the Committee, by delivery of that number of shares of Common Stock already owned by the Employee [or his or her designee] for at least six (6) months, having a fair market value equal to the purchase price for the portion exercised, or (iii) by any other method established by the Committee in its sole discretion.

          (c)   The Option shall be deemed to have been exercised with respect to any particular Shares if, and only if, the preceding provisions of this Section 10 and the provisions of Section 11 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice and related payment were received by the Company. Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 10 shall be void and of no effect if all of the preceding provisions of this Section 10 and the provisions of Section 11 shall not have been complied with.

          (d)   The certificate or certificates for Shares as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the Notice, the Shares will be registered in the name of the Employee and another person jointly, with right of survivorship. The certificate or certificates for Shares will be delivered as soon as practical after the date the Notice is received by the Company, but only upon compliance with all of the provisions of this Agreement.

          (e)   If the Employee fails to accept delivery of all or any part of the number of Shares specified in his/her Notice, his or her right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee. The Option may be exercised only with respect to full Shares.

          (f)    The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any part of the Option prior to the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of Shares thereupon. Such payment shall be made by the Employee in cash or, with the written consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the Shares to be delivered to the Employee pursuant to an exercise of the Option a number of Shares equal in value to the amount of the required withholding.

        11.    Approval of Counsel.    The exercise of the Option and the issuance and delivery of Shares pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange or automated trading medium upon which the Common Stock may then be listed or traded.

        12.    Resale of Shares of Common Stock.    (a) If requested by the Company, upon any sale or transfer of the Shares purchased upon exercise of the Option (subject to the provisions of Section 12(b) hereof), the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Shares to be sold or transferred, or (ii) such Shares may then be sold without violating any provision of said Act.

          (b)   The Employee agrees that, if requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Employee will not sell or otherwise transfer any Shares or other securities of the Company during the one (1) year period (or a shorter period as may be requested in writing by the Managing Underwriter with respect to Shares owned by the Company's senior management) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          (c)   The Shares issued upon exercise of the Option shall bear the following (or similar) legend, and one or more other restrictive legends, if required by counsel for the Company:

    THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

        13.    Limitation of Action.    The Employee and the Company hereby acknowledge that every right of action arising out of or in connection with the Plan or this Agreement, accruing to him or her or it, as the case may be, against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises, irrespective of the place where such action may be brought.

        14.    Notices.    Each notice relating to this Agreement shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at 100 Wall Street, New York, New York 10005, Attn: General Counsel. All notices to the Employee shall be addressed to the Employee at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

        15.    Benefits of Agreement.    This Agreement shall inure to the benefit of the Company, the Employee and their respective heirs, executors, administrators, personal representatives, successors and permitted assignees.

        16.    Severability.    In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

        17.    Governing Law, Choice of Law, Jurisdiction and Venue.    This Agreement has been negotiated and shall be consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York located within the County of New York and to any federal court located in the Southern District of the State of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument; provided, however, if the federal courts have subject matter jurisdiction, any action shall be commenced and maintained there. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 14. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party served shall appear or answer such summons, complaint or other process. Should the party served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount as demanded in any summons, complaint or other process so served.

        18.    Acknowledgment of Employee.    The Employee represents and warrants that as of the Date of Grant of the Option, he/she does not own (within the meaning of Section 422(b)(6) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any Parent or Subsidiary.

        19.    Employment.    Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) a right of the Employee to continue to be in the employ of the Company or any Parent or Subsidiary, or (c) a limitation of the right of the Company or any Parent or Subsidiary to discharge the Employee at any time, with or without Good Cause

        20.    Dividend Rights.    The Employee shall not have any rights to dividends or any other rights of a stockholder with respect to any Shares subject to the Option until such Shares have been issued to him or her (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

        21.    Special Rules Regarding Non-Competition, Proprietary Information, Etc.    For purposes of this Agreement, the following rules apply:

        (a)    Nondisclosure of Confidential and Proprietary Information

            (i)  The Employee hereby acknowledges that during the term of this Agreement, he/she will have access to and possession of trade secrets, confidential information and proprietary information (collectively, and as defined more extensively below, "Confidential Information") of the Company, and in some instances, its Parents, Affiliates and Subsidiaries (collectively referred to as "Related Entities") and their respective clients. The Employee hereby recognizes and acknowledges that this Confidential Information is valuable, special and unique to the business of the Company and its Related Entities, and that access to and knowledge of such Confidential Information is essential to the performance of Employee's duties to the Company and/or its Related Entities. The Employee hereby agrees that during his/her employment relationship with the Company and/or its Related Entities, the Employee will keep secret and will not use or disclose any Confidential Information to any person or entity, in any fashion and for any purpose whatsoever, except at the request of the Company.

           (ii)  For purposes of this Agreement, the term "Confidential Information", includes, but is not limited to, information written, in digital form, in graphic form, electronically stored, orally transmitted or memorized concerning or relating to GFI Group Inc. or any of its Related Entities, including all customer pricing information, telephone numbers, addresses of and personal information about traders and other dealer representatives, profit and loss statements, productivity data, financial models, computer software programs, source and other codes, information about direct communication lines, electronic and voice trading systems, screen systems and wiring instructions, all information about the Company's business prospects and opportunities, and all other information about or gained from any customer or client to which the Company or its Related Entities provides services during the Employee's employment with the Company or any Parent or Subsidiary. This clause shall not apply to any confidential information which enters the public domain other than through the Employee's default.

          (iii)  pursuant to any applicable Company policy or as the Employee may otherwise be directed by the Employee's supervisor, the Employee hereby agrees to maintain proper files and records relating to work performed by the Employee pursuant to any employment relationship with the Company and/or any Parent or Subsidiary. All such files and records are the exclusive property of the Company and shall be delivered to the Company within five (5) business days following the termination of the Employee's employment with the Company and any Parent or Subsidiary. The Employee hereby further agrees to store and maintain all Confidential Information in a secure place pursuant to the standard policies and procedures of the Company as in effect from time to time.

        (b)    Assignment of Inventions and Intellectual Property

            (i)  For purposes of this Agreement, the term "Proprietary Rights" means all trade secret, trademark, service mark, patent, copyright, mask work and other intellectual property rights throughout the world. The term "Inventions" means all Proprietary Rights, inventions, ideas, processes, formulas, source and object codes, data, programs, technology, writings, software programs, other works of authorship, know-how, discoveries, developments, designs, schematics, manuals, drawings, techniques, development tools or computer printouts (or any related improvements or modifications to the foregoing).

           (ii)  The Employee hereby assigns and agrees to assign in the future (when any Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all right, title and interest in any and all Inventions and Proprietary Rights whether or not they are able to be patented or registered under copyright or similar statutes, which are made, conceived, reduced to practice or learned by the Employee, either alone or jointly with others, during or after the Employee's employment with the Company or any Parent or

  Subsidiary, which (a) relate to methods, apparatus, designs, products, processes or devices which are sold, leased, used or under construction or development by the Company or its Related Entities, or otherwise relate to or pertain to the business, functions, operations, research or development of the Company and its Related Entities, (b) arise (wholly or partly) from the Employee's efforts during any time that the Employee is employed by the Company or any Parent or Subsidiary or utilizing any physical or intellectual property owned or leased by the Company or its Related Entities, or (c) is based on any information or knowledge gained by the Employee within the scope of the Employee's employment with the Company or any Parent or Subsidiary.

          (iii)  During the Employee's employment with the Company and any Parent or Subsidiary and for twelve (12) months thereafter (the "Restriction Period"), the Employee will promptly disclose to the Company, fully and in writing, all Inventions required to be assigned to the Company under Section 20(b)(ii) above which were authored, conceived or reduced to practice by the Employee and all patent applications filed by the Employee or on the Employee's behalf either alone or jointly with others.

          (iv)  The Employee hereby acknowledges that all original works of authorship which are made by the Employee (solely or jointly with others) within the scope of the Employee's employment and which may be protected by copyright are "works made for hire," pursuant to United States Copyright Act (17 U.S.C. Section 101) and are the property of the Company, without limitation, including, but not limited to the sole and exclusive right to reproduce such works in multiple copies for distribution or sale to the public and to create and exploit derivative works based thereon.

        (c)    No Inducement or Employment of Other Employees

        During the Restriction Period, the Employee hereby agrees not to induce, employ, solicit the employment of, attempt to affiliate for profit with, or otherwise encourage, directly or indirectly, any employee of, or any independent contractor performing services for, the Company, or any Related Entities, to leave the employ of, or to cease rendering services to the Company or any Related Entities, for the benefit of the Employee, or any other party, or to assist any enterprise to employ any person employed by or any independent contractor performing services for the Company or any Related Entities.

        (d)    Non-Solicitation, Non-Competition

            (i)  During the Restriction Period, the Employee hereby agrees to refrain from, directly or indirectly, accepting business from, doing business with, inducing or soliciting any customers or vendors of the Company or any Related Entities, to or on behalf of whom the Employee rendered any services during the course of the Employee's employment with the Company and any Parent or Subsidiary, except as authorized in writing by the Company.

           (ii)  During the Restriction Period, the Employee will not, directly or indirectly, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant, or in any other capacity (other than as the direct or indirect passive holder of not more than one percent (1%) of the combined voting power of the outstanding stock of a publicly held company), develop, design, produce, market, sell or render (or assist any other person in developing, designing, producing, marketing, selling or rendering) products or services competitive with those developed, designed, produced, marketed, sold or rendered by the Company or any Related Entities while the Employee was employed by the Company or any Parent or subsidiary.

        (e)    Company Rights

        In the event that the Employee fails to comply with any of the provisions of this Section 21, the Company may, as provided in Section 7 above, terminate the Option.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant set forth above.

GFI Group Inc.
By:
[Stephen J. McMillan] Chief Operating Officer
[ ]
ATTEST:
Social Security Number

EXHIBIT A

INCENTIVE OPTION EXERCISE FORM

[DATE]

GFI Group Inc.
100 Wall Street
New York, New York 10005
Attention: General Counsel

Dear Sir:

        Pursuant to the provisions of the Incentive Stock Option Agreement dated on the            day of            , 200            (the "Agreement"), whereby you granted to me an Incentive Stock Option (the "Option") to purchase up to                        shares of the Class B Common Stock (the "Shares") of GFI Group Inc. (the "Company") subject to the terms of the Agreement, I hereby notify you that I elect to exercise my option to purchase            of the Shares subject to such Option at the $            per share price specified therein. In full payment of the price for the Shares being purchased hereby, I am delivering to you herewith (i) cash, a certified check, bank draft or money order payable to the order of the Company in the amount of $            , or (ii) a stock certificate or certificates for            shares of Common Stock of the Company, which I have owned for at least six (6) months and which have a fair market value as of the date hereof of $                        , [and a certified check, bank draft or money order payable to the order of the Company, in the amount of $                        ]. Any such stock certificate or certificates are endorsed, or are accompanied by an appropriate stock power, to the order of the Company, with my signature and are guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale in violation of any federal or state securities laws.

Very truly yours,
[Address] (For notices, reports, dividend checks and other communications to stockholders.)

SCHEDULE A

[Name]
Number of Shares: [            ]

1	2	3	4	5	6
$[ ]	100%	[ ] options vest on [ ], 200 ; [ ] options vest on [ ], 200 ; [ ] options vest on [ ], 200 and [ ] options vest on [ ], 200	Ten years.	[ ], 20	Three months

OPTION NO. 01-NQO-[            ]

GFI Group Inc.

2002 Stock Option Plan

NON-QUALIFIED STOCK OPTION

Granted To

[                        ]

Number of Shares: [ ]	Price per Share: $[ ]
Date Granted: [ ], 200	Expiration Date: [ ], 20

NON-QUALIFIED STOCK OPTION AGREEMENT

        AGREEMENT made as of this [    ] day of [    ], 200            (the "Date of Grant") between GFI Group Inc., a Delaware corporation (hereinafter referred to as the "Company"), and [            ], residing at                        (hereinafter referred to as the "Employee").

W I T N E S S E T H:

        WHEREAS, the Company desires, in connection with the employment of the Employee and in accordance with its 2002 Stock Option Plan (the "Plan"), to provide the Employee with an opportunity to acquire Class B Common Stock, par value $0.01 per share (hereinafter referred to as "Common Stock"), of the Company on favorable terms and thereby increase his or her proprietary interest in the continued progress and success of the business of the Company;

        NOW, THEREFORE, in consideration of the promises and the mutual covenants herein set forth and other good and valuable consideration, the Company and the Employee hereby agree as follows:

        1.    Incorporation By Reference; Plan Document Receipt.    This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the grant of the option hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto under the Plan. The Employee hereby acknowledges receipt of a true copy of the Plan and that the Employee has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

        2.    Confirmation of Grant of Option.    Pursuant to a determination by the Committee, the Company, subject to the terms of the Plan and this Agreement, hereby grants to the Employee as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase (hereinafter referred to as the "Option") an aggregate of [            ] shares of Common Stock, subject to adjustment as provided in the Plan (such shares, as adjusted, hereinafter being referred to as the "Shares"). The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        3.    Purchase Price.    The purchase price of Shares covered by the Option will be the amount per share set forth in column 1 of Schedule A hereto.

        4.    Exercise of Option.    The Option shall be exercisable on the terms and conditions hereinafter set forth:

          (a)   The Option shall vest and become exercisable cumulatively on the dates indicated in column 3 of Schedule A hereto; provided, the Employee is on each such date employed by or performing services for the Company.

          (b)   The Option may be exercised pursuant to the provisions of this Section 4, by notice and payment to the Company as provided in Sections 10 and 14 hereof.

          (c)   Notwithstanding the above, the Option may not be exercised prior to the consummation of an initial public offering of any class of the Company's equity securities.

        5.    Term of Option.    The term of the Option shall commence on the Date of Grant and shall continue for the period of years specified in column 4 of Schedule A hereto, subject to earlier termination or cancellation as provided in the Plan or this Agreement. This Option, to the extent unexercised, shall expire on the day immediately prior to the date specified in column 5 of Schedule A hereto.

        6.    Non-transferability of Option.    The Option, and any rights or interests therein, shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way at any time by the Employee

(or any beneficiary(ies) of the Employee), other than by testamentary disposition by the Employee or the laws of descent and distribution. The Option shall not be pledged, encumbered or otherwise hypothecated in any way at any time by the Employee (or any beneficiary(ies) of the Employee) and shall not be subject to execution, attachment or similar legal process. Any attempt to sell, exchange, pledge, transfer, assign, encumber or otherwise dispose of or hypothecate the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms of this Agreement and/or the Plan shall be null and void and without legal force or effect.

        7.    Exercise Upon Cessation of Employment.    (a) If the Employee ceases to be employed by the Company or by any Parent or Subsidiary (i) by reason of his or her discharge for Good Cause, (ii) by reason of his or her discharge as a result of the Employee's violation of any provision of Section 20 of this Agreement (or any other restrictive covenant by which the Employee is bound), or (iii) due to his or her voluntary termination of employment without the written consent of the Committee, then upon such cessation of employment, the Option, whether vested or unvested, shall terminate immediately and the Employee shall forfeit all rights hereunder. If the Employee at any time violates any provision of Section 20 of this Agreement and does not cease to be employed by the Company or any Parent or Subsidiary as a result of such violation, then upon such violation, the Option, whether vested or unvested, shall terminate immediately and the Employee shall forfeit all rights hereunder; provided, however, that the Company shall have the right, in its sole discretion, to elect not to terminate the Option in whole or in part. If, however, the Employee ceases to be employed by the Company or by any Parent or Subsidiary for any other reason (other than Disability or death), then the unvested portion of the Option shall be cancelled on the date of such cessation of employment and the vested portion of the Option shall continue to be exercisable by the Employee at any time within the period specified in column 6 of Schedule A hereto after such cessation of employment, at the end of which period, the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the

        Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 5 hereof.

          (b)   The Option shall not be affected by any change of duties or position of the Employee so long as the Employee continues to be an a full-time Employee (as defined by the Plan) of the Company or of any Parent or Subsidiary. If the Employee is granted a temporary leave of absence, such leave of absence shall be deemed a continuation of his or her employment by the Company or by any Parent or Subsidiary for the purposes of this Agreement, but only if and so long as the employing corporation consents in writing thereto.

        8.    Exercise Upon Death or Disability.    (a) In the event that the Employee ceases to be Employed by the Company or by any Parent or Subsidiary due to the Employee's death, the unvested portion of the Option shall be cancelled on such date of death and the vested portion of the Option may be exercised by the estate of the Employee (or by the person or persons who acquire the right to exercise the Option by written designation of the Employee) at any time within the period specified in column 7 of Schedule A hereto after the date of the Employee's death. In no event, however, may the Option be exercised after the expiration of the term provided in Section 5 hereof.

          (b)   In the event that the Employee ceases to be employed by the Company or by any Parent or Subsidiary due to the Employee's Disability, the unvested portion of the Option shall be cancelled upon such cessation of employment and the vested portion of the Option may be exercised by the Employee within the period specified in column 7 of Schedule A hereto after the date of such termination of employment, at the end of which period, the Option, to the extent not then exercised, shall terminate and the Employee shall forfeit all rights hereunder, even if the Employee subsequently returns to the employ of the Company or any Parent or Subsidiary. In no event, however, may the Option be exercised after the expiration of the term provided in Section 5 hereof.

        9.    Registration.    At the time of issuance, the Shares subject hereto and issuable upon the exercise hereof may or may not be registered under the Securities Act of 1933, as amended. The

Company may register or qualify the Shares subject to the Option for sale pursuant to the Securities Act of 1933, as amended, at any time prior to or after the exercise in whole or in part of the Option.

        10.    Method of Exercise of Option.    (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by written notice in the manner set forth in Exhibit A hereto (the "Notice") and upon payment to the Company in accordance with the procedure prescribed herein. Each Notice shall:

              (i)  state the election to exercise the Option and the number of Shares with respect to which it is being exercised;

             (ii)  contain a representation and agreement as to investment intent with respect to such Shares, in a form satisfactory to counsel to the Company;

            (iii)  be signed by the Employee or the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Employee, be accompanied by proof, satisfactory to counsel to the Company, of the right of such other person or persons to exercise the Option;

            (iv)  be accompanied with payment of the full purchase price for the Shares to be purchased pursuant to such exercise of the Option; and

             (v)  be received by the Company on or before the date of the expiration of this Option. In the event the date of expiration of this Option falls on a day which is not a regular business day at the Company's executive office in New York, New York, then such Notice must be received at such office on or before the last regular business day prior to such date of expiration.

          (b)   The purchase price of any Shares in respect of which the Option is exercised, shall be payable by the Employee and shall accompany the Notice. Such purchase price shall be payable (i) by payment in cash, certified check, bank draft or money order payable to the order of the Company, (ii) if acceptable to the Committee, by delivery of that number of shares of Common Stock already owned by the Employee [or his or her designee] for at least six (6) months, having a fair market value equal to the purchase price for the portion exercised, or (iii) by any other method established by the Committee in its sole discretion.

          (c)   The Option shall be deemed to have been exercised with respect to any particular Shares if, and only if, the preceding provisions of this Section 10 and the provisions of Section 11 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the date the Notice and related payment were received by the Company, Anything in this Agreement to the contrary notwithstanding, any Notice given pursuant to the provisions of this Section 10 shall be void and of no effect if all of the preceding provisions of this Section 10 and the provisions of Section 11 shall not have been complied with.

          (d)   The certificate or certificates for Shares as to which the Option shall be exercised will be registered in the name of the Employee (or in the name of the Employee's estate or other beneficiary if the Option is exercised after the Employee's death), or if the Option is exercised by the Employee and if the Employee so requests in the Notice, the Shares will be registered in the name of the Employee and another person jointly, with right of survivorship. The certificate or certificates for Shares will be delivered as soon as practical after the date the Notice is received by the Company, but only upon compliance with all of the provisions of this Agreement.

          (e)   If the Employee fails to accept delivery of all or any part of the number of Shares specified in his/her Notice, his or her right to exercise the Option with respect to such undelivered Shares may be terminated in the sole discretion of the Committee. The Option may be exercised only with respect to full Shares.

          (f)    The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any part of the Option prior to the payment to the

  Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of this Option or the transfer of Shares thereupon. Such payment shall be made by the Employee in cash or, with the written consent of the Company, by tendering to the Company shares of Common Stock equal in value to the amount of the required withholding. In the alternative, the Company may, at its option, satisfy such withholding requirements by withholding from the Shares to be delivered to the Employee pursuant to an exercise of the Option a number of Shares equal in value to the amount of the required withholding.

        11.    Approval of Counsel.    The exercise of the Option and the issuance and delivery of Shares pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including, but not limited to, compliance with the requirements of the Securities Act of 1933, as amended, (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, and the requirements of any stock exchange or automated trading medium upon which the Common Stock may then be listed or traded.

        12.    Resale of Shares of Common Stock.    (a) If requested by the Company, upon any sale or transfer of the Shares purchased upon exercise of the Option (subject to the provisions of Section 12(b) hereof), the Employee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that either (i) the Shares to be sold or transferred has been registered under the Securities Act and that there is in effect a current prospectus meeting the requirements of Section 10(a) of said Act which is being or will be delivered to the purchaser or transferee at or prior to the time of delivery of the certificates evidencing the Shares to be sold or transferred, or (ii) such Shares may then be sold without violating any provision of said Act.

          (b)   The Employee agrees that, if requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Employee will not sell or otherwise transfer any Shares or other securities of the Company during the one (1) year period (or a shorter period as may be requested in writing by the Managing Underwriter with respect to Shares owned by the Company's senior management) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

          (c)   The Shares issued upon exercise of the Option shall bear the following (or similar) legend, and one or more other restrictive legends, if required by counsel for the Company:

    THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

        13.    Limitation of Action.    The Employee and the Company hereby acknowledge that every right of action arising out of or in connection with the Plan or this Agreement, accruing to him or her or it, as the case may be, against the Company or a Parent or Subsidiary, on the one hand, or against the Employee, on the other hand, shall cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises, irrespective of the place where such action may be brought.

        14.    Notices.    Each notice relating to this Agreement shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. All notices to the Company or the Committee shall be addressed to them at 100 Wall Street, New York, New York 10005, Attn: General Counsel. All notices to the Employee shall be addressed to the Employee at the Employee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

        15.    Benefits of Agreement.    This Agreement shall inure to the benefit of the Company, the Employee and their respective heirs, executors, administrators, personal representatives, successors and permitted assignees.

        16.    Severability.    In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

        17.    Governing Law, Choice of Law, Jurisdiction and Venue.    This Agreement has been negotiated and shall be consummated in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York located within the County of New York and to any federal court located in the Southern District of the State of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument; provided, however, if the federal courts have subject matter jurisdiction, any action shall be commenced and maintained there. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 14. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party served shall appear or answer such summons, complaint or other process. Should the party served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount as demanded in any summons, complaint or other process so served.

        18.    Employment.    Nothing contained in this Agreement shall be construed as (a) a contract of employment between the Employee and the Company or any Parent or Subsidiary, (b) a right of the Employee to continue to be in the employ of the Company or any Parent or Subsidiary, or (c) a limitation of the right of the Company or any Parent or Subsidiary to discharge the Employee at any time, with or without Good Cause.

        19.    Dividend Rights.    The Employee shall not have any rights to dividends or any other rights of a stockholder with respect to any Shares subject to the Option until such Shares have been issued to him or her (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

        20.    Special Rules Regarding Non-Competition, Proprietary Information, Etc.    For purposes of this Agreement the following rules apply:

        (a)    Nondisclosure of Confidential and Proprietary Information

            (i)  The Employee hereby acknowledges that during the term of this Agreement, he/she will have access to and possession of trade secrets, confidential information and proprietary information (collectively, and as defined more extensively below, "Confidential Information") of the Company, and in some instances, its Parents, Affiliates and Subsidiaries (collectively referred to as "Related Entities") and their respective clients. The Employee hereby recognizes and acknowledges that this Confidential Information is valuable, special and unique to the business of the Company and its Related Entities, and that access to and knowledge of such Confidential Information is essential to the performance of Employee's duties to the Company and/or its

  Related Entities. The Employee hereby agrees that during his/her employment relationship with the Company and/or its Related Entities, the Employee will keep secret and will not use or disclose any Confidential Information to any person or entity, in any fashion and for any purpose whatsoever, except at the request of the Company.

           (ii)  For purposes of this Agreement, the term "Confidential Information", includes, but is not limited to, information written, in digital form, in graphic form, electronically stored, orally transmitted or memorized concerning or relating to GFI Group Inc. or any of its Related Entities, including all customer pricing information, telephone numbers, addresses of and personal information about traders and other dealer representatives, profit and loss statements, productivity data, financial models, computer software programs, source and other codes, information about direct communication lines, electronic and voice trading systems, screen systems and wiring instructions, all information about the Company's business prospects and opportunities, and all other information about or gained from any customer or client to which the Company or its Related Entities provides services during the Employee's employment with the Company or any Parent or Subsidiary. This clause shall not apply to any confidential information which enters the public domain other than through the Employee's default.

          (iii)  pursuant to any applicable Company policy or as the Employee may otherwise be directed by the Employee's supervisor, the Employee hereby agrees to maintain proper files and records relating to work performed by the Employee pursuant to any employment relationship with the Company and/or any Parent or Subsidiary. All such files and records are the exclusive property of the Company and shall be delivered to the Company within five (5) business days following the termination of the Employee's employment with the Company and any Parent or Subsidiary. The Employee hereby further agrees to store and maintain all Confidential Information in a secure place pursuant to the standard policies and procedures of the Company as in effect from time to time.

        (b)    Assignment of Inventions and Intellectual Property

            (i)  For purposes of this Agreement, the term "Proprietary Rights" means all trade secret, trademark, service mark, patent, copyright, mask work and other intellectual property rights throughout the world. The term "Inventions" means all Proprietary Rights, inventions, ideas, processes, formulas, source and object codes, data, programs, technology, writings, software programs, other works of authorship, know-how, discoveries, developments, designs, schematics, manuals, drawings, techniques, development tools or computer printouts (or any related improvements or modifications to the foregoing).

           (ii)  The Employee hereby assigns and agrees to assign in the future (when any Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all right, title and interest in any and all Inventions and Proprietary Rights whether or not they are able to be patented or registered under copyright or similar statutes, which are made, conceived, reduced to practice or learned by the Employee, either alone or jointly with others, during or after the Employee's employment with the Company or any Parent or Subsidiary, which (a) relate to methods, apparatus, designs, products, processes or devices which are sold, leased, used or under construction or development by the Company or its Related Entities, or otherwise relate to or pertain to the business, functions, operations, research or development of the Company and its Related Entities, (b) arise (wholly or partly) from the Employee's efforts during any time that the Employee is employed by the Company or any Parent or Subsidiary or utilizing any physical or intellectual property owned or leased by the Company or its Related Entities, or (c) is based on any information or knowledge gained by the Employee within the scope of the Employee's employment with the Company or any Parent or Subsidiary.

          (iii)  During the Employee's employment with the Company and any Parent or Subsidiary and for twelve (12) months thereafter (the "Restriction Period"), the Employee will promptly disclose to the Company, fully and in writing, all Inventions required to be assigned to the Company under Section 20(b)(ii) above which were authored, conceived or reduced to practice by the Employee and all patent applications filed by the Employee or on the Employee's behalf either alone or jointly with others.

          (iv)  The Employee hereby acknowledges that all original works of authorship which are made by the Employee (solely or jointly with others) within the scope of the Employee's employment and which may be protected by copyright are "works made for hire," pursuant to United States Copyright Act (17 U.S.C. Section 101) and are the property of the Company, without limitation, including, but not limited to the sole and exclusive right to reproduce such works in multiple copies for distribution or sale to the public and to create and exploit derivative works based thereon.

        (c)    No Inducement or Employment of Other Employees

        During the Restriction Period, the Employee hereby agrees not to induce, employ, solicit the employment of, attempt to affiliate for profit with, or otherwise encourage, directly or indirectly, any employee of, or any independent contractor performing services for, the Company, or any Related Entities, to leave the employ of, or to cease rendering services to the Company or any Related Entities, for the benefit of the Employee, or any other party, or to assist any enterprise to employ any person employed by or any independent contractor performing services for the Company or any Related Entities.

        (d)    Non-Solicitation, Non-Competition

            (i)  During the Restriction Period, the Employee hereby agrees to refrain from, directly or indirectly, accepting business from, doing business with, inducing or soliciting any customers or vendors of the Company or any Related Entities, to or on behalf of whom the Employee rendered any services during the course of the Employee's employment with the Company and any Parent or Subsidiary, except as authorized in writing by the Company.

           (ii)  During the Restriction Period, the Employee will not, directly or indirectly, as an individual proprietor, partner, stockholder, officer, employee, director, joint venturer, investor, lender, consultant, or in any other capacity (other than as the direct or indirect passive holder of not more than one percent (1%) of the combined voting power of the outstanding stock of a publicly held company), develop, design, produce, market, sell or render (or assist any other person in developing, designing, producing, marketing, selling or rendering) products or services competitive with those developed, designed, produced, marketed, sold or rendered by the Company or any Related Entities while the Employee was employed by the Company or any Parent or subsidiary.

        (e)    Company Rights

        In the event that the Employee fails to comply with any of the provisions of this Section 20, the Company may, as provided in Section 7 above, terminate the Option.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the Date of Grant set forth above.

GFI Group Inc.
By:
[Stephen J. McMillan] Chief Operating Officer
[ ]
ATTEST:
Social Security Number

EXHIBIT A

NON-QUALIFIED OPTION EXERCISE FORM

[DATE]

GFI Group Inc.
100 Wall Street
New York, New York 10005
Attention: General Counsel

Dear Sir:

        Pursuant to the provisions of the Non-Qualified Stock Option Agreement dated on the            day of            , 200            (the "Agreement"), whereby you granted to me a Non-Qualified Option (the "Option") to purchase up to                        shares of the Class B Common Stock (the "Shares") of GFI Group Inc. (the "Company") subject to the terms of the Agreement, I hereby notify you that I elect to exercise my option to purchase            of the Shares subject to such Option at the $            per share price specified therein. In full payment of the price for the Shares being purchased hereby, I am delivering to you herewith (i) cash, a certified check, bank draft or money order payable to the order of the Company in the amount of $                        , or (ii) a stock certificate or certificates for            shares of Common Stock of the Company, which I have owned for at least six (6) months and which have a fair market value as of the date hereof of $                        , [and a certified check, bank draft or money order payable to the order of the Company, in the amount of $                        ]. Any such stock certificate or certificates are endorsed, or are accompanied by an appropriate stock power, to the order of the Company, with my signature and are guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. I hereby acknowledge that I am purchasing these shares for investment purposes only and not for resale in violation of any federal or state securities laws.

Very truly yours,
[Address] (For notices, reports, dividend checks and other communications to stockholders.)

SCHEDULE A

[Name]
Number of Shares: [            ]

1	2	3	4	5	6
$[ ]	N/A	[ ] options vest on [ ], 200 , and [ ] options vest on [ ], 200	Ten years	[ ], 20	Three months

QuickLinks

GFI GROUP INC. 2002 STOCK OPTION PLAN
INTRODUCTION
I DEFINITIONS
II ADMINISTRATION
III SHARES AVAILABLE
IV ELIGIBILITY
V STOCK OPTIONS
VI ADJUSTMENT OF SHARES; MERGER OR CONSOLIDATION, ETC. OF THE CORPORATION
VII MISCELLANEOUS PROVISIONS
VIII AMENDMENT OR TERMINATION OF PLAN
IX TERM OF PLAN
INCENTIVE STOCK OPTION AGREEMENT
INCENTIVE OPTION EXERCISE FORM
SCHEDULE A
NON-QUALIFIED STOCK OPTION AGREEMENT
W I T N E S S E T H
NON-QUALIFIED OPTION EXERCISE FORM
SCHEDULE A